UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2009

Cardo Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21419	23-2753988
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9701 Wilshire Blvd., Suite 1100
Beverly Hills, California    90212
(Address of principal executive offices including zip code)

(310) 274-2036
(Registrant's telephone number, including area code)

            N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.    Unregistered Sales of Equity Securities.

On June 30, 2009, Cardo Medical, Inc., (the "Company") received commitments from 43 investors to purchase 8,689,319 shares of common stock, par value $0.001 per share ("Common Stock") at a purchase price of $0.35 per share for aggregate gross proceeds of $3,041,260.30. These shares have a 24 month lock up provision. The Company is relying on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") for the issuance of shares of common stock in the Company, which exception the Company believes is available because the securities were not offered pursuant to a general solicitation and the status of the investors as "accredited investors" as defined in Regulation D of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 6, 2009

Cardo Medical, Inc.

By: /s/ Derrick Romine

Derrick Romine
Chief Financial Officer